                                ________ Shares

                            MITCHAM INDUSTRIES, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT


                              September ___, 1996

Rodman & Renshaw, Inc.
Simmons & Company International
c/o Rodman & Renshaw, Inc.
Two World Financial Center
225 Liberty St., 30th Floor
New York, New York  10281

On behalf of the Several Underwriters
  named in Schedule I attached hereto

Ladies and Gentlemen:

       Mitcham Industries, Inc., a Texas corporation (the "Company") and certain stockholders of the Company named in Schedule III hereto (the "Selling Stockholders") propose to sell to you and the other underwriters named in
Schedule I attached hereto (the "Underwriters"), for whom you are acting as the Representatives, an aggregate of 3,000,000 shares (the "Firm Shares") of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), of which 2,500,000 shares (the "Company Shares") are to be issued and sold by the Company and 500,000 shares (the "Selling Stockholders Shares") are to be sold by the Selling Stockholders. The obligation of each Selling Stockholder to sell Firm Shares shall be as set forth opposite his name on Schedule III attached hereto. The Company and the Selling Stockholders also propose to grant to the Underwriters an option to purchase up to an additional 450,000 shares (the "Option Shares") of Common Stock for the purpose of covering over-allotments in connection with the sale of the Firm Shares, of which 375,000 shares are to be issued and sold by the Company and 75,000 shares are to be sold by the Selling Stockholders. The Firm Shares and the Option Shares are together called the "Shares."

       1. Sale and Purchase of the Shares. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

              (a) The Company agrees to issue and sell the Company Shares and the Selling Stockholders, severally and not jointly, agree to sell the Selling Stockholder Shares to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase at the purchase price per share of Common Stock of $_____ (the "Initial Price"),
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       the aggregate number of Firm Shares set forth opposite such
       Underwriter's name in Schedule I attached hereto.

              (b) The Company grants to the several Underwriters an option to purchase up to an additional _______ shares at the Initial Price and the Selling Stockholders grant to the several Underwriters an option to purchase up to an additional _______ shares at the Initial Price. Pursuant to such option, the Company and each of the Selling Stockholders agree to issue and sell the Option Shares to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase at the Initial Price the same percentage (adjusted by Rodman & Renshaw, Inc. to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below) and from time-to-time thereafter within 30 days after the date of this Agreement, upon verbal or telephonic notice by Rodman & Renshaw, Inc. ("Rodman") to the Company and the Selling Stockholders setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

       2. Delivery and Payment. Delivery by the Company and the Selling Stockholders of the Firm Shares to the Representatives for the respective accounts of the Underwriters, and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds to the Company and the Selling Stockholders, shall take place at the offices of Rodman & Renshaw, Inc., at Two World Financial Center, 225 Liberty St., 30th Floor, New York, New York, 10281, at 10:00 a.m., New York City time, on the third business day following the date on which the public offering of the Shares commences (unless such date is postponed in accordance with the provisions of Section 10(b)), or at such time and place on such other date, not later than 10 business days after the date of this Agreement, as shall be agreed upon by the Company and Rodman (such time and date of delivery and payment are called the "Firm Shares Closing Date"). The public offering of the Shares shall be deemed to have commenced at the time, which is the earlier of
(a) the time, after the Registration Statement (as defined in Section 4 below) becomes effective, of the release by you for publication of the first newspaper advertisement which is subsequently published relating to the Shares or (b) the time, after the Registration Statement becomes effective, when the Shares are first released by you for offering by the Underwriters or dealers by letter, facsimile transmission or telegram.

       In the event the option with respect to the Option Shares is exercised, delivery by the Company and the Selling Stockholders of the Option Shares to the Representatives for the respective accounts of the Underwriters, and payment of the purchase price by certified or official bank check or checks payable in New York, Clearing House (next day) funds to the Company and the Selling Stockholders shall take place at the offices of Rodman & Renshaw, Inc. specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section 1(b) (such time and date of delivery and





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payment is called the "Option Shares Closing Date").  The Firm Shares Closing
Date and the Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

       Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as Rodman shall request at least two full business days before the Firm Shares Closing Date or the Option Shares Closing Date, as the case may be, and shall be made available to Rodman for checking and packaging, at such place as is designated by Rodman, on the full business day before the Firm Shares Closing Date or the Option Shares Closing Date, as the case may be.

       The documents to be delivered at each Closing Date by or on behalf of the parties hereto, including the cross receipt for the Shares and any additional documents requested by the Underwriters, will be delivered at the offices of Vinson & Elkins L.L.P., 2300 First City Tower, 1001 Fannin, Houston, Texas 77002 (the "Closing Location"). A meeting will be held at the Closing Location at 2:00 p.m., Houston time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

       3. Public Offering. The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus (as defined in Section 4 below), as soon after the effective date of the Registration Statement and the date of this Agreement as the Representatives deem advisable. The Company and the Selling Stockholders hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed each preliminary prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

       4. Representations and Warranties of the Company and the Selling Stockholders.

              (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                     (i) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, and may have filed one or more amendments thereto, on Form S-1 (Registration No. 333-______), including in such registration statement and each such amendment a related preliminary prospectus (a "Preliminary Prospectus"), for the registration of the Shares, in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"). In addition, the Company has filed or will promptly file a further amendment to such registration statement, in the form heretofore delivered to you. Other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Act, which became effective upon filing, no other document with respect to the registration statement referred to





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              above has heretofore been filed with the Commission.  As used in this Agreement, the term "Registration Statement" means such registration statement and the Rule 462(b) Registration Statement, if any, as amended, on file with the Commission at the time such registration statement becomes effective (including the prospectus, financial statements, exhibits and all other documents filed as a part thereof or incorporated by reference directly or indirectly therein), provided that such Registration Statement, at the time it becomes effective, may omit such information as is permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A of the General Rules and Regulations promulgated under the Act (the "Regulations"), which information ("Rule 430 Information") shall be deemed to be included in such Registration Statement when a final prospectus is filed with the Commission in accordance with Rules 430A and 424(b)(1) or (4) of the Regulations; the term "Preliminary Prospectus" means each prospectus included in the Registration Statement, or any amendments thereto, before it becomes effective under the Act, the form of prospectus omitting Rule 430A Information included in the Registration Statement when it becomes effective, if applicable (the "Rule 430A Prospectus"), and any prospectus filed by the Company with your consent pursuant to Rule 424(a) of the Regulations; and the term "Prospectus" means the final prospectus included as part of the Registration Statement, except that if the prospectus relating to the securities covered by the Registration Statement in the form first filed on behalf of the Company with the Commission pursuant to Rule 424(b) of the Regulations shall differ from such final prospectus, the term "Prospectus" shall mean the prospectus as filed pursuant to Rule 424(b) from and after the date on which it shall have first been used.

                     (ii) When the Registration Statement becomes effective, and at all times subsequent thereto to and including the Closing Dates and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, and during such longer period until any post-effective amendment thereto shall become effective, the Registration Statement (and any post-effective amendment thereto) and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus) will contain all statements which are required to be stated therein in accordance with the Act and the Regulations, will comply with the Act and the Regulations, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no event will have occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not then been set forth in such an amendment or supplement; if a Rule 430A Prospectus is included in the Registration Statement at the time it becomes effective, the Prospectus filed pursuant to Rules 430A and 424(b)(1) or (4) will contain all Rule 430A Information: and each Preliminary Prospectus, as of the date filed with the Commission, did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not





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              misleading; except that no representation or warranty is made in this Section 4(a)(ii) with respect to statements or omissions made in reliance upon and in conformity with written information furnished to the Company as stated in Section 7(b) with respect to any Underwriter by or on behalf of such Underwriter through the Representatives expressly for inclusion in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto.

                     (iii) Neither the Commission nor the "blue sky" or securities authority of any jurisdiction have issued an order (a "Stop Order") suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, the Prospectus, the Registration Statement, or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement or suspending the registration or qualification of the Firm Shares or the Option Shares, nor has any of such authorities instituted or, to the knowledge of the Company, threatened to institute any proceedings with respect to a Stop Order.

                     (iv) Any contract, agreement, instrument, lease or license required to be described in the Registration Statement or the Prospectus has been properly described therein. Any contract agreement, instrument, lease or license required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to or has been incorporated as an exhibit by reference into the Registration Statement.

                     (v) The Company has no subsidiary or subsidiaries and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization, except for those set forth on Schedule II hereto (each such corporation singly a "Subsidiary" and collectively the "Subsidiaries"). The Company and its Subsidiaries are corporations duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority and all necessary consents, authorizations, approvals, orders, licenses, certificates and permits of and from, and declarations and filings with, all federal, state, foreign, local and other governmental authorities and all courts and other tribunals, to own, lease, license and use their properties and assets and to carry on their business as now being conducted and in the manner described in the Prospectus, except where such failure would not have a material adverse effect on the Company and the Subsidiaries. The Companies and its Subsidiaries have been duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership, leasing, licensing or character, location or use of property and assets or the conduct of their respective business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect upon the operations, business, properties, assets, stockholder's equity, results of operations or financial condition of the Company or any of the Subsidiaries ("Material Adverse Effect").





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                     (vi)   The Company has an authorized capitalization as set
              forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable, without any personal liability attaching to the ownership thereof, and have not been issued and are not owned or held in violation of any preemptive rights of shareholders, optionholders, warrantholders or other persons. The Company owns all of the shares of capital stock of the Subsidiaries, free and clear of all liens, claims, security interests, restrictions, stockholders' agreements, voting trusts and any other encumbrances whatsoever, except as described in the Prospectus. There is no commitment, plan, preemptive right or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, shares of capital stock of the Company or any of the Subsidiaries or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company or any of the Subsidiaries, except as described in the Prospectus. There is outstanding no security or other instrument which by its terms is convertible into or exchangeable for capital stock of the Company or any of the Subsidiaries, except as described in the Prospectus.

                     (vii) The financial statements of the Company included in the Registration Statement and the Prospectus fairly present in all material respects, with respect to the Company, the financial position, the results of operations and the other information purported to be shown therein at the respective dates and for the respective periods to which they apply. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, are correct and complete and are in accordance with the books and records of the Company. The accountants whose reports on the audited financial statements are filed with the Commission as a part of the Registration Statement are, and during the periods covered by their reports included in the Registration Statement and the Prospectus were, independent certified public accountants with respect to the Company within the meaning of the Act and the Regulations. No other financial statements are required by Form S-1 or otherwise to be included in the Registration Statement or the Prospectus. There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company or any of the Subsidiaries from the latest information set forth in the Registration Statement or the Prospectus.

                     (viii) There is no litigation, arbitration, claim,
              governmental or other proceeding (formal or informal) or investigation before any court or before any public body or board pending, or, to the knowledge of the Company, threatened or in prospect (or any basis therefor) with respect to the Company or any of the Subsidiaries, or any of their respective operations, business, properties or assets, except as may be properly described in the Prospectus or such as individually or in the aggregate do not now have and could not reasonably be expected in the future to have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries is





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              involved in any labor dispute nor, to the knowledge of the
              Company, is such dispute threatened, which dispute could reasonably be expected to have a Material Adverse Effect.
              Neither the Company nor any of the Subsidiaries is in violation of, or in default with respect to, the provisions of its articles of incorporation or by-laws or any law, rule, regulation, order, judgment or decree which could reasonably be expected to have a Material Adverse Effect; nor is the Company or any of the Subsidiaries required to take any action in order to avoid any such violation or default with respect thereto.

                     (ix) Except as described in the Prospectus, the Company and each of the Subsidiaries have (1) good and indefeasible title to all real property and good and marketable title to all other material properties and assets described in the Prospectus as owned by the Company or any of the Subsidiaries and (2) valid, subsisting and enforceable leases for all of the properties and assets, real or personal, described in the Prospectus as leased by them, in each case free and clear of any security interests, mortgages, pledges, liens, encumbrances or charges of any kind, other than those described in the Prospectus and those that could not, individually or in the aggregate, have a Material Adverse Effect.

                     (x) The Company and each of the Subsidiaries, and to the knowledge of the Company, any other party, is not now and is not expected by the Company to be in violation or breach of, or in default with respect to, complying with any term, obligation or provision of any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding which is material to the Company or any of the Subsidiaries and no event has occurred which with notice or lapse of time or both would constitute such a default, and each such contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding is in full force and is the legal, valid and binding obligation of the parties thereto and is enforceable as to the Company, each of the Subsidiaries and, to the knowledge of the Company, each other party thereto, in accordance with its terms, subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditor's rights generally and the effects of general principles of equity. The Company and each of the Subsidiaries enjoys peaceful and undisturbed possession under all property leases and licenses under which it is operating, the loss of any of which would not have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries is in violation or breach of, or in default with respect to, any term of its certificate of incorporation (or other charter document) or by-laws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, which breach or default of such franchise, license, permit, judgment, decree, order, statute, rule or regulation could reasonably be expected to have a Material Adverse Effect.

                     (xi) The Company and the Subsidiaries have filed all federal, state, local and foreign tax returns which are required to be filed through the date hereof, or have received extensions thereof, and have paid all taxes shown on such returns and all





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              assessments received by them to the extent that the same are material and have become due.

                     (xii) None of the Company, any Subsidiary, director, officer, agent, employee or other person associated with or acting on behalf of the Company and the Subsidiaries has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. No transaction has occurred between or among the Company or the Subsidiaries and any officers or directors or any affiliates or affiliates of any such officer or director, except as described in the Prospectus.

                     (xiii) The Company and each of the Subsidiaries (A) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or waste, pollutants or contaminants ("Environmental Laws"), (B) have received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (C) are in compliance with all terms and conditions of any such permit, license or approval, except for such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals that would not, singly or in the aggregate, have a Material Adverse Effect. There has been no storage, disposal, generation, transportation, handling or treatment of hazardous substances or solid wastes by the Company or any of the Subsidiaries (or to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any of the Subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action by the Company or any of the Subsidiaries under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not result in, or which would not be reasonably likely to result in, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any solid wastes or hazardous substances due to or caused by the Company or any of the Subsidiaries, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not result in or would not be reasonably likely to result in, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms "hazardous substances" and "solid wastes" shall have the meanings

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              specified in any applicable local, state and federal laws or regulations with respect to environmental protection;

                     (xiv) The Company and the Subsidiaries have all requisite corporate power and authority to execute, deliver and perform this Agreement. All necessary corporate proceedings of the Company and the Subsidiaries have been duly taken to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company, is the legal, valid and binding obligation of the Company and is enforceable as to the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditor's rights generally and the effects of general principles of equity. No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local, foreign or other governmental authority or any court or other tribunal is required by the Company or the Subsidiaries for the execution, delivery or performance by the Company of this Agreement (except filings under the Act which have been or will be made before the applicable Closing Date and such consents consisting only of consents under "blue sky" or securities laws which have been obtained at or prior to the date of this Agreement). No consent of any party to any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding to which the Company or the Subsidiaries is a party, or to which any of their respective properties or assets are subject, is required for the execution, delivery or performance of this Agreement, and the execution, delivery and performance of this Agreement will not violate, result in a breach of, conflict with, accelerate the due date of any payments under, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws of the Company or any of the Subsidiaries, or violate, result in a breach of or conflict with any law, rule, regulation, order, judgment or decree binding on the Company or any of the Subsidiaries or to which any of their respective operations, business, properties or assets are subject.

                     (xv) The Shares have been duly and validly authorized. The Firm Shares, when issued and delivered in accordance with this Agreement, and the Option Shares, when issued and delivered in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive rights of shareholders, optionholders, warrantholders and any other persons and the Underwriters will receive good title to the Firm Shares and the Option Shares purchased by them, respectively, free and clear of all liens, security interests, pledges, charges, encumbrances, shareholders' agreements and voting trusts.

                     (xvi) All types and series of capital stock of the Company, the Firm Shares and the Option Shares conform to all statements relating thereto contained in the Registration Statement or the Prospectus.

                     (xvii) Subsequent to the respective dates as of which
              information is given in the Registration Statement and the Prospectus, and except as may otherwise be properly described therein, there has not been any material adverse change in the assets or properties, business or results of operations or financial condition of the Company or the Subsidiaries, whether or not arising from transactions in the ordinary course of business; neither the Company nor the Subsidiaries have sustained any material loss or interference with its respective business or properties from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance; since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected in the Registration Statement, neither the Company nor the Subsidiaries, have undertaken any liability or obligation, direct or contingent, except for liabilities or obligations undertaken in the ordinary course of business; and neither the Company nor the Subsidiaries have (A) issued any securities or incurred any liability or obligation, primary or contingent, for borrowed money, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

                     (xviii) The Company and each Subsidiary maintain insurance covering their properties, operations, personnel and businesses that, in the Company's reasonable judgment, insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their businesses.

                     (xix) The Company and each Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (c) access to assets is permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                     (xx) Neither the Company nor its Subsidiaries or any of their respective officers, directors or affiliates (as defined in the Regulations), have taken or will take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Firm Shares or the Option Shares.

                     (xxi) The Company has obtained from each of its executive officers and directors, their enforceable written agreement, in form and substance satisfactory to counsel for the Underwriters, that for a period of 180 days from the date on which the public offering of the Shares commences they will not, without your prior written consent, offer, pledge, sell, contract to sell, grant any option for the sale of or otherwise dispose of, directly or indirectly, any shares of Common Stock or other securities of the Company (or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for shares of Common Stock or other securities of the Company, including, without limitation, any shares of Common Stock issuable under any employee stock options), beneficially owned by them, except with respect to Shares being sold in connection herewith.

                     (xxii) The Company and Subsidiary are not, and after
              giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

                     (xxiii) Hein & Associates LLP, who have certified certain
              financial statements of the Company, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

                     (xxiv) No person or entity has the right to require
              registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement, other than such rights as described in the Prospectus and which have been duly and effectively waived.

                     (xxv) Except as may be set forth in the Prospectus, the Company has not incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

                     (xxvi) No transaction has occurred between or among the
              Company, the Subsidiaries or any of their officers or directors or any affiliates of any such officers or directors that is required to be described in and is not described in the Registration Statement and the Prospectus.

                     (xxvii) The Common Stock, including the Shares, are
              authorized for quotation on the Nasdaq National Market.

              (b) The Selling Stockholders, severally and not jointly, represent and warrant to, and agree with, the several Underwriters that:

                     (i) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation before any court or beneficiary, public body or board pending, threatened, or in prospect (or any basis therefor known to such Selling Stockholder) with respect to such Selling Stockholder or any of such Selling Stockholder's business, properties or assets. Such Selling Stockholder is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree; nor is such Selling Stockholder required to take any action in order to avoid such violation or default.

                     (ii) Such Selling Stockholder has all requisite power and authority to execute, deliver, and perform this Agreement. This Agreement has been duly executed and delivered by or on behalf of such Selling Stockholder, is the legal, valid and binding obligation of such Selling Stockholder, and is enforceable as to such Selling Stockholder in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by such Selling Stockholder for the execution, delivery or performance of this Agreement (except filings under the Act which have been made before the applicable Closing Date and such consents consisting only of consents under "blue sky" or securities laws which have been obtained at or prior to the date of this Agreement) by such Selling Stockholder. No consent of any party to any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding to which such Selling Stockholder is a party, or to which any of such Selling Stockholder's properties or assets are subject, is required for the execution, delivery or performance of this Agreement; and the execution, delivery and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding, or violate, result in or breach of, or conflict with, any law, rule, regulation, order, judgment or decree binding on such Selling Stockholder or to which any of such Selling Stockholder's operations, business, properties, or assets are subject.

                     (iii) Such Selling Stockholder has good title to the Selling Stockholder shares and Option Shares, as the case may be, to be sold by such Selling Stockholder pursuant to this Agreement, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts and when delivered in accordance with this Agreement, the Underwriters will receive good title to the Selling Stockholder Shares and the Option Shares purchased by them, respectively, from such Selling Stockholder, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts.

                     (iv) Neither such Selling Stockholder nor any of such Selling Stockholder's affiliates (as defined in the Regulations) has taken or will take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Selling Stockholder Shares or the Option Shares.

                     (v) All Information furnished or to be furnished to the Company by or on behalf of such Selling Stockholder for use in connection with the preparation of the Registration Statement and the Prospectus is true in all respects and does not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                     (vi) Except as may be set forth in the Prospectus, such Selling Stockholder has not incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

                     (vii) Such Selling Stockholder has no knowledge that, and does not believe that, any representation or warranty of the Company in Section 4(a) is incorrect.

                     (viii) Such Selling Stockholder has not, directly or
              indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

                     (ix) No transaction has occurred between such Selling Stockholder and the Company that is required to be described in the Registration Statement or the Prospectus.

       5. Conditions of the Underwriters' Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

              (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a)(i) of this Agreement.

              (b) No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Representatives.

              (c) The representations and warranties of the Company and of the Selling Stockholders contained in this Agreement and in the certificates delivered pursuant to Section 5(d) shall be true and correct when made and on and as of each Closing Date as if made on such date and the Company and the Selling Stockholders shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

              (d) The Representatives shall have received on each Closing Date (i) a certificate, addressed to the Representatives and dated such Closing Date, of the chief executive officer and the chief financial officer of the Company to the effect that the persons executing such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date and (ii) certificates, addressed to the Representatives and dated such Closing Date, of each of the Selling Stockholders to the effect that the representations and warranties of such Selling Stockholders are true and correct on and as of such Closing Date and such Selling Stockholder has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by such Selling Stockholder at or prior to such Closing Date.

              (e) The Representatives shall have received at the time this Agreement is executed and on each Closing Date, signed letters from Hein & Associates LLP, addressed to the Representatives and dated, respectively, the date of this Agreement and each such Closing Date, in the form and scope reasonably satisfactory to the Representatives, with reproduced copies or signed counterparts thereof for each of the Underwriters confirming that they are independent accountants within the meaning of the Act and the Regulations, that the response to Item 10 of the Registration Statement is correct in so far as it relates to them and stating in effect that:

                     (i) in their opinion the audited financial statements included in the Registration Statement and the Prospectus (including the related schedules and notes) and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder;

                     (ii) on the basis of specified procedures as of a specified date not more than five days prior to the date of their letter (which procedures do not constitute an examination made in accordance with generally accepted accounting principles) and which include a reading of the latest available unaudited interim consolidated financial statements of the Company and the Subsidiaries, a reading of the minutes of the meetings of the shareholders and directors of the Company and inquiries of certain officials of the Company and the Subsidiaries who have responsibility for financial and accounting matters of the Company and the Subsidiaries as to transactions and events subsequent to the date of the latest audited financial statements, except as disclosed in the Registration Statement and the Prospectus, nothing came to their attention which caused them to believe that:

                            (A) the amounts in "Summary Financial Data," and included in the Registration Statement and the Prospectus do not agree with the corresponding amounts in the audited financial statements from which such amounts were derived; or

                            (B) there were any decreases in net lease or sales revenue, income before income taxes and net income or any increases in long-term debt of the Company or any decreases in the capital stock, working capital or the shareholders' equity in the Company, as compared with the amounts shown on the Company's audited Balance Sheet for the fiscal year ended January 31, 1996, included in the Registration Statement or the audited Statement of Operations, for such year; and

                     (iii) information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus and reasonably specified by the Representatives agrees with the accounting records of the Company.

              References to the Registration Statement and the Prospectus in this paragraph (e) are to such documents as amended and supplemented at the date of such letter.

              (f) The Representatives shall have received on each Closing Date from Norton, Jacobs, Kuhn & McTopy, L.L.P., counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and in form and scope satisfactory to counsel for the Underwriters, with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

                     (i) The Company and its Subsidiaries are corporations duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation, with full corporate power and authority to own, lease, license and use their properties and assets and to conduct their business in the manner described in the Prospectus. The Company and its Subsidiaries have all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and declarations and filings with, all federal, state, foreign, local and other governmental authorities and all courts and other tribunals, to own, lease, license and use their properties and assets and to conduct their business in the manner described in the Prospectus. The Company has no subsidiary or subsidiaries and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization, except for those set forth on Schedule II hereto.

                     (ii) The Company and its Subsidiaries have been duly qualified to do business and are in good standing under the laws of each other jurisdiction in which they own or lease properties or conduct any business so as to require such qualification or are subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or the Subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                     (iii) The Company has authorized, issued and outstanding capital stock as set forth in the "actual" column of the capitalization table under the caption "Capitalization" in the Prospectus. The certificates evidencing the shares are in due and proper legal form. Each outstanding share of Common Stock has been duly and validly authorized and issued and is fully paid and nonassessable, without any personal liability attaching to the ownership thereof, and has not been issued and is not owned or held in violation of any preemptive right of shareholders.
              The Company owns all of the shares of capital stock of the Subsidiaries, except as disclosed in the Prospectus, and to the knowledge of such counsel, such shares have been duly and validly authorized and issued, are fully paid and non-assessable, and (except as set forth in the Prospectus) are owned directly or indirectly by the Company, and are owned by the Company free and clear of all liens, claims, security interests, restrictions, shareholders' agreements, voting trusts and any other encumbrances whatsoever. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company, except as described in the Prospectus. There is outstanding no security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company or any of the Subsidiaries, except as described in the Prospectus.

                     (iv) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal) or investigation before any court or before any public body or board pending, or to the best of such counsel's knowledge threatened or in prospect (or any basis therefor) with respect to the Company, any of the Subsidiaries or any of their respective operations, businesses, properties, assets or financial condition except as may be properly described in the Prospectus or such as individually or in the aggregate do not now have and could not reasonably be expected in the future to have a Material Adverse Effect.

                     (v) Neither the Company nor any of the Subsidiaries or any other party is now or is expected by the Company to be in violation or breach of, or in default with respect to, complying with any term, obligation or provision of any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding which is material to the Company and known to such counsel, and to the knowledge of such counsel, no event has occurred which with notice or lapse of time or both would constitute such a default.

                     (vi) Neither the Company nor any of the Subsidiaries is in violation or breach of, or in default with respect to, any term of its certificate of incorporation (or other charter document) or bylaws.

                     (vii) The Company has all requisite power and authority to execute, deliver and perform this Agreement and to issue and sell the Shares. All necessary corporate proceedings of the Company have been taken to authorize the execution, delivery and performance by the Company of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company, is the legal, valid and binding obligation of the Company, and (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditor's rights generally and the effects of general principles of equity) is enforceable as to the Company in accordance with its terms. No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, foreign, local or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery or performance by the Company of this Agreement (except filings under the Act which have been made prior to the Closing Date and consents consisting only of consents under "blue sky" or securities laws). No consent of any party to any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding to which the Company or any of the Subsidiaries is a party, or to which any of their respective properties or assets are subject, is required for the execution, delivery or performance of this Agreement; and the execution, delivery and performance of this Agreement will not violate, result in a breach of, conflict with or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws of the Company or any of the Subsidiaries, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Company or any of the Subsidiaries or to which any of their respective operations, businesses, properties or assets are subject.

                     (viii) The Shares are duly and validly authorized.  Such
              opinion delivered at each of the Closing Dates shall state that each Share, as the case may be, to be delivered on that date is duly and validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership thereof, and is not issued in violation of any preemptive rights of shareholders, and the Underwriters have received good title to the Shares purchased by them from the Company for the consideration contemplated herein. The Shares and all series of preferred stock conform to all statements relating thereto contained in the Registration Statement or the Prospectus.

                     (ix) Any contract, agreement, instrument, lease or license required to be described in the Registration Statement or the Prospectus has been properly described therein. Any contract, agreement, instrument, lease or license required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to or has been incorporated as an exhibit by reference into the Registration Statement.

                     (x) Insofar as statements in the Prospectus purport to summarize the status of litigation or the provisions of laws, rules, regulations, orders, judgments, decrees, contracts agreements, instruments, leases or licenses, such statements have been prepared or reviewed by such counsel and to the knowledge of such counsel, accurately reflect the status of such litigation and provisions purported to be summarized and are correct in all material respects.

                     (xi) Neither the Company nor any of the Subsidiaries is an "investment company" as defined in Section 3(a) of the Investment Company Act and, if the Company and the Subsidiaries conduct their businesses as set forth in the Prospectus, will not become an "investment company" and will not be required to be registered under the Investment Company Act.

                     (xii) No person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement.

                     (xiii) The Registration Statement has become effective
              under the Act. No Stop Order has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated.

                     (xiv) The Registration Statement, any Rule 430A Prospectus and the Prospectus, and any amendment or supplement thereto (other than financial statements and other financial data and schedules which are or should be contained in any thereof, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Act and the Regulations. The conditions for the use of Form S-1 have been satisfied with respect to the Registration Statement.

                     (xv) Since the effective date of the Registration Statement, no event has occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been set forth in such an amendment or supplement.

              In addition, such counsel shall state that such counsel has participated in the preparation of the Registration Statement and the Prospectus and in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel has not independently verified and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing and relying as to materiality upon the representations of executive officers of the Company after conferring with such executive officers, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, except for the financial statements and other financial and statistical data included therein as to which counsel need express no opinion, as amended or supplemented on the date thereof contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

              In rendering their opinion as aforesaid, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, provided that executed copies of such certificates are provided to the Representatives.

              (g) The Representatives shall have received on each Closing Date from counsel for each of the Selling Stockholders, an opinion, addressed to the Representatives and dated such Closing Date, and in form and scope satisfactory to counsel for the Underwriters, with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

                     (i) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation before any court or beneficiary, public body or board pending, threatened, or in prospect (or any basis therefor known to such Selling Stockholder) with respect to such Selling Stockholder or any of such Selling Stockholder's business, properties or assets. Such Selling Stockholder is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree; nor is such Selling Stockholder required to take any action in order to avoid such violation or default.

                     (ii) Such Selling Stockholder has all requisite power and authority to execute, deliver, and perform this Agreement. This Agreement has been duly executed and delivered by or on behalf of such Selling Stockholder, is the legal, valid and binding obligation of such Selling Stockholder, and is enforceable as to such Selling Stockholder in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by such Selling Stockholder for the execution, delivery or performance of this Agreement (except filings under the Act which have been made before the applicable Closing Date and such consents consisting only of consents under "blue sky" or securities laws which have been obtained at or prior to the date of this Agreement) by such Selling Stockholder. No consent of any party to any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding to which such Selling Stockholder is a party, or to which any of such Selling Stockholder's properties or assets are subject, is required for the execution, delivery or performance of this Agreement; and the execution, delivery and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding, or violate, result in or breach of, or conflict with, any law, rule, regulation, order, judgment or decree binding on such Selling Stockholder or to which any of such Selling Stockholder's operations, business, properties, or assets are subject.

                     (iii) Such Selling Stockholder has good title to the Selling Stockholder shares and Option Shares, as the case may be, to be sold by such Selling Stockholder pursuant to this Agreement, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts and when delivered in accordance with this Agreement, the Underwriters will receive good title to the Selling Stockholder Shares and the Option Shares purchased by them, respectively, from such Selling Stockholder, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts.

                     (iv) Neither such Selling Stockholder nor any of such Selling Stockholder's affiliates (as defined in the Regulations) has taken or will take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Selling Stockholder Shares or the Option Shares.

                     (v) All Information furnished or to be furnished to the Company by or on behalf of such Selling Stockholder for use in connection with the preparation of the Registration Statement and the Prospectus is true in all respects and does not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                     (vi) Except as may be set forth in the Prospectus, such Selling Stockholder has not incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

                     (vii) Counsel for such Selling Stockholder has no knowledge that, and does not believe that, any representation or warranty of the Company in Section 4(a) is incorrect.

                     (viii) To counsel's knowledge, such Selling Stockholder
              has not, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

                     (ix) No transaction has occurred between such Selling Stockholder and the Company that is required to be described in the Registration Statement or the Prospectus.

              (h) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be satisfactory in form and substance to the Representatives and its counsel, and the Underwriters shall have received from Vinson & Elkins L.L.P., a favorable opinion, addressed to the Representatives and dated such Closing Date, with respect to such matters as the Representatives may reasonably request, and the Company shall have furnished to Vinson & Elkins L.L.P., such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

              (i) The Company shall not have sustained (i) since the date of the latest audited financial statements included in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (ii) since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock, short-term debt or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus.

              (j) The Company has obtained and delivered to the Underwriters executed copies of an agreement from each of its officers and directors, substantially to the effect set forth in Subsection 6(a)(viii) hereof in form and substance satisfactory to you.

              (k) At the Firm Shares Closing Date, the Company shall have executed and entered into a Warrant Agreement in substantially the form attached hereto (Exhibit A) granting and issuing to the Representatives a warrant to purchase pursuant to such Warrant Agreement 200,000 shares of Common Stock.

       6.     Covenants of the Company.

              (a)    The Company covenants and agrees as follows:

                     (i) The Company shall use its best efforts to cause the Registration Statement to become effective as promptly as possible. If the Registration Statement has become or becomes effective with a form of prospectus omitting Rule 430A information, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus, properly completed, pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to you of such timely filing. The Company shall notify you immediately, and confirm such notice in writing, (A) when the Registration Statement and any post-effective amendment thereto become effective, (B) of the receipt of any comments from the Commission or the "blue sky" or securities authority of any jurisdiction regarding the Registration Statement, any posteffective amendment thereto, the Prospectus or any amendment or supplement thereto and (C) of the receipt of any notification with respect to a Stop Order. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished the Representatives a copy for their review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall use its best efforts to prevent the issuance of any Stop Order and, if issued, to obtain as soon as possible the withdrawal thereof.

                     (ii) During the time when a prospectus relating to the Shares is required to be delivered hereunder or under the Act or the Regulations, the Company shall comply so far as it is able with all requirements imposed upon it by the Act, as now existing and as hereafter amended, and by the Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Shares in accordance with the provisions hereof and the Prospectus. If, at any time when a prospectus relating to the Shares is required to be delivered under the Act and the Regulations, any event as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act or the Regulations, the Company promptly shall prepare and file with the Commission, subject to the fourth sentence of paragraph (i) of this Section 6(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                     (iii) Prior to 10:00 a.m., New York City Time, on the New York Business Day next succeeding the date of this Agreement and from time to time, the Company shall furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request. The Company shall make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date (or 90 days if such 12-month period coincides with the Company's fiscal year), an earnings statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Act or Rule 158 of the Regulations.

                     (iv) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

                     (v) The Company shall furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits and amendments thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act or the Regulations, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

                     (vi)   The Company shall cooperate with the
              Representatives and their counsel in endeavoring to qualify the Shares for offer and sale under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                     (vii) For a period of five years after the date of this Agreement, the Company shall supply to the Representatives, and to each other Underwriter who may so request in writing, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and to furnish to the Representatives a copy of each annual or other report it shall be required to file with the Commission.

                     (viii) Without the prior written consent of the
              Representatives, for a period of 180 days from the date on which a public offering of the Shares commences, the Company shall not issue, sell or register with the Commission or otherwise dispose of, directly or indirectly, any securities of the Company (or any securities convertible into or exercisable or exchangeable for securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement; and the Company agrees that it will deliver to the Representatives agreements of the Company's officers and directors to the same effect.

                     (ix) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq National Market.

                     (x) During a period of five years from the effective date of the Registration Statement, the Company shall furnish to you copies of all reports or other communications (financial or other) furnished to stockholders and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission).

                     (xi) The Company shall use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds."

                     (xii) Prior to each Closing Date and for a period of 25 days thereafter, you shall be given reasonable written prior notice of any press release or other direct or indirect communication and of any press conference with respect to the Company, the financial conditions, results of operations, business, properties, assets, liabilities of the Company, or this offering.

              (b) The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses relating to the registration and public offering of the Shares including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and any documents required to be delivered with any Preliminary Prospectus or the Prospectus, and the printing, filing and distribution of the Agreement Among Underwriters, this Agreement and related documents; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 6(a)(vi), including the fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold;
       (v) the filing fees of the National Association of Securities Dealers, Inc. in connection with its review of the terms of the public offering;
       (vi) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of all reports and information required by Section 6(a)(vii); (vii) inclusion of the Shares for quotation on the Nasdaq National Market; (viii) the cost and charges of any transfer agent or registration; and (ix) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters. In addition, the Company will pay the Representatives a nonaccountable expense allowance in an amount equal to 1.0% of the gross amount of funds raised by the offering of the Shares. Except as otherwise contemplated by Section 9 hereof, the Underwriters will pay their own counsel fees and expenses to the extent not otherwise covered by clause (iii) above, and their own travel and travel-related expenses in connection with the distribution of the Shares.

       7.     Indemnification.

              (a) (i) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other federal, state or foreign law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein such fact required to be stated therein or necessary to make such statements therein not misleading. The Selling Stockholders agree, jointly and severally, to indemnify such Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement or alleged untrue statement of a material fact with respect to such Selling Stockholders contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto (which amendments or supplements are furnished to such Selling Stockholders), or which arise out of or are based upon any omission or alleged omission to state therein such fact required to be stated therein or necessary to make such statements therein not misleading, but only with reference to information relating to such Selling Stockholders furnished in writing to the Company by or on behalf of such Selling Stockholders expressly for use in connection with the preparation of the Registration Statement and Prospectus or any amendment thereof or supplement thereto. Such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter specifically for use therein. The obligations of each of the Selling Stockholders, pursuant to this Section 7(a) and Section 8, shall be limited to an amount not exceeding the product of the Per Share Price to Public of the Shares as set forth on the cover page of the Prospectus and the number of Shares being sold by each of them. In no event shall the indemnification agreement contained in this Section 7(a) inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any losses, claims, damages, liabilities or actions arising from the sale of the Shares upon the public offering to any person by such Underwriter if such losses, claims, damages, liabilities or actions arise out of, or are based upon, a statement or omission or alleged omission in a preliminary prospectus and if, in respect to such statement, omission or alleged omission, the Prospectus differs in a material respect from such preliminary prospectus and a copy of the Prospectus has not been sent or given to such person at or prior to the confirmation of such sale to such person. This indemnity agreement will be in addition to any liability which the Company and Selling Stockholders may otherwise have.

              (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Act or
       Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement and each Selling Stockholder, to the same extent as the foregoing indemnity from the Company and the Selling Stockholders to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any Preliminary Prospectus, any Rule 430A Prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, which were made in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter for specific use therein; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) and the Selling Stockholders shall be limited to the excess of the net proceeds received by such Underwriter from the offering of Shares and all expenses, penalties and other damages incurred by such Underwriter by reason of such untrue statement or omission or alleged untrue statement or omission. For all purposes of this Agreement the amounts of the selling concession and reallowance set forth in the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for inclusion in any Preliminary Prospectus, any Rule 430A Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto.

              (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 7(a) or 7(b) shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

       8. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Sections 7(a) and (b) is due in accordance with its terms but for any reason is held to be unavailable from the Company, the Selling Stockholders or the

Underwriters, the Company, the Selling Stockholders and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as the Selling Stockholders, persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who may also be liable for contribution) to which the Company and the Selling Stockholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholders and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts but before deducting expenses) received by the Company, or the Selling Stockholders, from the sale of the Shares, as set forth in the table on the cover page of the Prospectus (but not taking into account the use of the proceeds of such sale of Shares by the Company), bear to (y) the underwriting discount received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, the Selling Stockholders and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, (ii) in no case shall any of the Selling Stockholders be liable or responsible for any amount in excess of the product of the Per Share Price to public of the Shares as set forth on the cover page of the Prospectus and the number of Shares being sold by each of them subject to the limitation expressed in Section 7(a), and (iii) the Company shall be liable and responsible for any amount in excess of the underwriting discount and the amount referred to in clause (ii); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of the Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the

Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i), (ii) and (iii) in the immediately preceding sentence of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and not joint.

       9. Termination. This Agreement may be terminated with respect to the Shares to be purchased on any Closing Date by the Representatives by notifying the Company at any time prior to the purchase of the Shares:

              (a) in the absolute discretion of the Representatives at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the future materially disrupt, the securities markets; (ii) if there has occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, inadvisable to proceed with the Offering; (iii) if there shall be such a material adverse change in, general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares; (iv) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or the Nasdaq National Market has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (v) if a banking moratorium has been declared by any state or federal authority, or

              (b) at or before any Closing Date, if any of the conditions specified in Section 5 shall not have been fulfilled when and as required by this Agreement.

       If this Agreement is terminated pursuant to any of its provisions, neither the Company nor the Selling Stockholders shall be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company or the Selling Stockholders, except that (y) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company and the Selling Stockholders or to the other Underwriters for damages occasioned by its failure or refusal.

       10. Substitution of Underwriters. If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 9) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Representatives may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Representatives may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Representatives, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date:

              (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

              (b) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to an additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Representatives to purchase such Shares upon the terms set forth in this Agreement.

       In any such case, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Representatives and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company and the Selling Stockholders and without liability on the part of the Company and the Selling Stockholders, except in both cases as provided in Sections 6(b), 7, 8 and 9. The provisions of this

Section shall not in any way affect the liability of any defaulting Underwriter to the Company or the Selling Stockholders or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

       11. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of the Selling Stockholders, and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Selling Stockholder or the Company or any of the officers, directors or controlling persons referred to in Sections 7 and 8 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 6(b), 7, 8 and 9 shall survive the termination or cancellation of this Agreement.

       This Agreement has been and is made for the benefit of the Underwriters, the Company and the Selling Stockholders and their respective successors and assigns and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, the Company, and the directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

       All notices and communications hereunder shall be in writing and mailed or delivered, or by telefax or telegraph if subsequently confirmed by letter,
(a) if to the Representatives, to Rodman & Renshaw, Inc., Two World Financial Center, 225 Liberty Street, 30th Floor, New York, New York 10281, Attention:
Peter Blum, Managing Director, telecopy: (212) 416-7439, (b) if to the Company, to the Company's agent for service as such agent's address appears on the cover page of the Registration Statement, and (c) if to any Selling Stockholder, to such Selling Stockholder at its address set forth in Schedule III hereto.

       This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

       This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

       All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the person or persons or entity or entities require.

       All section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or inference shall be derived therefrom.

       Please confirm that the foregoing correctly sets forth the agreement among us.


                                      Very truly yours,

                                      MITCHAM INDUSTRIES, INC.


                                      By:
                                         ---------------------------------------
                                         Billy F. Mitcham



                                      ------------------------------------------
                                      Billy F. Mitcham, Jr.


                                      ------------------------------------------
                                      Billy F. Mitcham, Sr.


                                      ------------------------------------------
                                      Paul C. Mitcham

                                      ALAMO ATLAS GROUP, INC.


                                      By:
                                         ---------------------------------------
                                         Name:




Confirmed on behalf of themselves and as the Representatives of the several Underwriters named in Schedule I annexed hereto:

RODMAN & RENSHAW, INC.
SIMMONS & COMPANY INTERNATIONAL


By:
   -----------------------------------
   (Rodman & Renshaw, Inc.)

                                   SCHEDULE I

                                                        NUMBER OF FIRM
                                                         SHARES TO BE
         NAME OF UNDERWRITER                               PURCHASED
         -------------------                         --------------------
 Rodman & Renshaw, Inc.  . . . . . . . . . . . .

 Simmons & Company International . . . . . . . .





                Total  . . . . . . . . . . . . .
                                                          -----------

                                  SCHEDULE II


    SUBSIDIARIES
    ------------
 Mitcham Canada Ltd. . . . . . . . . . . . . . . . . . . . .

                                  SCHEDULE III


 Billy F. Mitcham, Jr. . . . . . . . . . . . . . . . . . . .
 Address:


 Billy F. Mitcham, Sr. . . . . . . . . . . . . . . . . . . .
 Address:


 Paul C. Mitcham . . . . . . . . . . . . . . . . . . . . . .
 Address:


 Alamo Atlas Group, Inc. . . . . . . . . . . . . . . . . . .
 Address:

                                   EXHIBIT A


                                                        WARRANT FOR COMMON STOCK
                                                             W/CASHLESS EXERCISE


                            MITCHAM INDUSTRIES, INC.

              Warrant for the Purchase of Shares of Common Stock,
                           par value $0.01 per share

No. _______                                                    __________ Shares


              THIS CERTIFIES that, for receipt in hand of $________, and other value received, ________________________ (the "Holder"), is entitled to subscribe for and purchase from MITCHAM INDUSTRIES, INC., a Texas corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time after [one year after the effective date], and before 5:00 P.M. on [two years after the effective date], New York time (the "Exercise Period"), __________ shares of the Company's Common Stock, par value $0.01 per share ("Common Stock"), at a price of $_____ per share [120% of the offering price] (the "Exercise Price"). This Warrant is the warrant or one of the warrants (collectively, including any warrants issued upon the exercise or transfer of any such warrants in whole or in part, the "Warrants") issued pursuant to the Underwriting Agreement, dated __________, between Rodman & Renshaw, Inc. and Simmons & Company International, as representatives of the several Underwriters named therein, and the Company. As used herein the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. This Warrant may not be sold, transferred, assigned or hypothecated until [one year after the effective date] except that it may be transferred, in whole or in part, to (i) one or more officers or partners of the Holder (or the officers or partners of any such partner); (ii) any other underwriting firm or member of the selling group which participated in the public offering of Common Stock (the "Offering") which commenced on [effective date] (or the officers or partners of any such firm); (iii) a successor to the Holder, or the officers or partners of such successor; (iv) a purchaser of substantially all of the assets of the Holder; or (v) by operation of law; and the term the "Holder" as used herein shall include any transferee to whom this Warrant has been transferred in accordance with the above.

              The number of shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.

       1. Manner of Exercise; Payment for Shares. This Warrant may be exercised during the Exercise Period, as to the whole or any lesser number of whole Warrant Shares, by the surrender of this Warrant (with the election in the form attached hereof duly executed) to the Company at its office at Post Office Box 1175, 44000 Highway 75 South, Huntsville, Texas 77342, or at such other place as is designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised (the "Stock Purchase Price").

       2. Cashless Exercise. (a) In lieu of the payment of the Stock Purchase Price, the Holder shall have the right (but not the obligation), to require the Company to convert this Warrant, in whole or in part, into shares of Common Stock (the "Conversion Right") as provided for in this Section 2. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any of the Stock Purchase Price) that number of shares of Common Stock (the "Conversion Shares") equal to the quotient obtained by dividing (x) the value of this Warrant (or portion thereof as to which the Conversion Right is being exercised if the Conversion Right is being exercised in part) at the time the Conversion Right is exercised (determined by subtracting the aggregate Stock Purchase Price of the shares of Common Stock as to which the Conversion Right is being exercised in effect immediately prior to the exercise of the Conversion Right from the aggregate Current Market Price (as defined in Section 6(e) hereof) of the shares of Common Stock as to which the Conversion Right is being exercised immediately prior to the exercise of the Conversion Right) by (y) the Current Market Price of one share of Common Stock immediately prior to the exercise of the Conversion Right.

              (b) The Conversion Rights provided under this Section 2 may be exercised in whole or in part and at any time and from time to time while any Warrants remain outstanding. In order to exercise the Conversion Right, the Holder shall surrender to the Company, at its offices, this Warrant with the Notice of Conversion in the form attached hereof duly executed. The presentation and surrender shall be deemed a waiver of the Holder's obligation to pay all or any portion of the aggregate purchase price payable for the shares of Common Stock as to which such Conversion Right is being exercised. This Warrant (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant for conversion in accordance with the foregoing provisions.

       3. Delivery of Warrant Shares; Partial Exercise. Upon each exercise of the Holder's rights to purchase Warrant Shares or Conversion Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares or Conversion Shares issuable upon such exercise or conversion, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares or Conversion Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise or conversion of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares or Conversion Shares issuable upon such exercise or conversion, registered in the name of the Holder or its designee. If this Warrant should be exercised or converted in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

       4. Registry; Transfer of Warrants. Any Warrants issued upon the transfer or exercise or conversion in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations thereunder.

       5. Reservation of Shares; Shares to be Fully Paid. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares and/or Conversion Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, and all shares of Common Stock issuable upon conversion of this Warrant, shall be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive rights of stockholders, optionholders, warrantholders and any other persons and the Holders will receive good title to the securities purchased by them, respectively, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts which might be created by acts or omissions to act of the Company.

       6. Anti-Dilution Provisions. (a) In case the Company shall at any time after the date the Warrants were first issued (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number and kind of securities issuable upon exercise or conversion of this Warrant, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised or converted immediately prior to such time, he would have owned upon such exercise or conversion and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification.
Such adjustment shall be made successively whenever any event listed above shall occur.

              (b) In case the Company shall distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness, cash (other than any cash dividend which, together with any cash dividends paid within the 12 months prior to the record date for such distribution, does not exceed 5% of the Current Market Price at the record date for such distribution) or assets (other than distributions and dividends payable in shares of Common Stock), or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for shares of Common Stock, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be (i) the Current Market Price per share of Common Stock on such record date, less the fair market value (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, or the amount of such cash, applicable to one share, and the denominator of which shall be (ii) such Current Market Price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the record date for the determination of stockholders entitled to receive such distribution.

              (c) For the purpose of any computation under this Section 6, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the NASDAQ National Market) on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If on any such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted by NASDAQ or any similar organization, the fair value of a share of Common Stock on such date, as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error, shall be used.

              (d) No adjustment in the Exercise Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this Section 6 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

              (e) In any case in which this Section 6 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised or converted this Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise or conversion over and above the shares of Common Stock, if any, issuable upon such exercise or conversion on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

              (f) Upon each adjustment of the Exercise Price as a result of the calculations made in this Section, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (i) the product obtained by multiplying the number of shares purchasable upon exercise of this Warrant prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price, by (ii) the Exercise Price in effect after such adjustment of the Exercise Price.

              (g)    Whenever there shall be an adjustment as provided in this
Section 6, the Company shall promptly cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

              (h) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise or conversion of this Warrant. If any fraction of a share would be issuable on the exercise or conversion of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the date of exercise or conversion of this Warrant.

       7. Merger or Consolidation of the Company; Sale, Lease, or Conveyance of Property; Reclassification of the Shares. (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing, or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise or conversion of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised or converted immediately prior to such consolidation, merger, sale, lease, or conveyance, and (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 6.

              (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise or conversion of this Warrant (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise or conversion of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised or converted immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 6.

              (c) The above provisions of this Section 7 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

       8. Prior Notice of Certain Events. In case at any time the Company shall propose

              (a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

              (b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

              (c) to effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease, or conveyance of property, described in Section 7; or

              (d) to effect any liquidation, dissolution, or winding-up of the Company; or

              (e) to take any other action which would cause an adjustment to the Exercise Price;

then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least 15 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (iii) the date of such action which would require an adjustment to the Exercise Price.

       9. Taxes. The issuance of any shares or other securities upon the exercise or conversion of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

       10. Indemnification. (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Eligible Holder, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 10, but not be limited to, reasonable attorneys' fees and any and all reasonable expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Underwriters' Securities, or (B) in any application or other document or communication (in this Section 10 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Underwriters' Securities under the securities or blue sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to such Eligible Holder by or on behalf of such person expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Warrant. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Warrant.

       If any action is brought against any Eligible Holder or any of its officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability pursuant to this Section 10(a) and the Company shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) and payment of expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be a conflict of interest between the indemnified party or parties and the Company in the conduct of the defense of such action in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this Section 10 to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify the Eligible Holders of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Underwriters' Securities or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Underwriters' Securities.

       (b) The Holder agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Underwriters' Securities held by the Holder, each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to the Holder in Section 10(a), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to the Holder by or on behalf of the Holder expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against the Holder pursuant to this Section 10(b), the Holder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 10(a).

       (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 10(a) or 10(b) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel), as one entity, and the Eligible Holders of the Underwriters' Securities included in such registration in the aggregate (including for this purpose any contribution by or on behalf of an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and such Eligible Holders in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by such Eligible Holders, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Holder agree that it would be unjust and inequitable if the respective obligations of the Company and the Eligible Holders for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Holder and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 10(c). In no case shall any Eligible Holder be responsible for a portion of the contribution obligation imposed on all Eligible Holders in excess of its pro rata share based on the number of shares of Common Stock owned (or which would be owned upon exercise of all Underwriters' Securities) by it and included in such registration as compared to the number of shares of Common Stock owned (or which would be owned upon exercise of all Underwriters' Securities) by all Eligible Holders and included in such registration. No person guilty of a fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 10(c), each person, if any, who controls any Eligible Holder within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of each such Eligible Holder or control person shall have the same rights to contribution as such Eligible Holder or control person and each person, if any, who controls the Company within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to the provisions of this
Section 10(c). Anything in this Section 10(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 10(c) is intended to supersede any right to contribution under the Act, the Exchange Act or otherwise.

       11. Replacement of Warrants. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

       12. No Rights as a Stockholder. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

       13. Headings. The headings in this Warrant are for convenience only and shall not limit or otherwise affect the meaning.

       14. Governing Law. This Warrant shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles of conflicts of law.


Dated:             , 1997
                                           MITCHAM INDUSTRIES, INC.


                                           By:
                                              ----------------------------------
                                                  Billy F. Mitcham


[Seal]



------------------------------
Secretary

                               FORM OF ASSIGNMENT


(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

              FOR VALUE RECEIVED, _______________________________ hereby sells, assigns, and transfers unto __________________ a Warrant to purchase __________ shares of Common Stock, par value $0.01 per share, of Mitcham Industries, Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _____________________________________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.


Dated:
       ----------------------------


                                           Signature
                                                    ------------------------




                                     NOTICE


       The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:    Mitcham Industries, Inc.
       Post Office Box 1175
       4400 Highway 75 South
       Huntsville, Texas  77342


                              ELECTION TO EXERCISE


       The undersigned hereby exercises his or its rights to purchase _______ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $_________ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    (Print Name, Address and Social Security
                          or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.


Dated:                                     Name
       ----------------------------            ------------------------
                                                    (Print)

Address:
        --------------------------------------------------



                                             -------------------------
                                                    (Signature)

To:    Mitcham Industries, Inc.
       Post Office Box 1175
       4400 Highway 75 South
       Huntsville, Texas  77342




                             CASHLESS EXERCISE FORM
            (To be executed upon conversion of the attached Warrant)


       The undersigned hereby irrevocably elects to surrender its Warrant for the number of shares of Common Stock as shall be issuable pursuant to the cashless exercise provisions of the within Warrant, in respect of _____ shares of Common Stock underlying the within Warrant, and requests that certificates for such securities be issued in the name of and delivered to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    (Print Name, Address and Social Security
                         or Tax Identification Number)

and, if such number of shares shall not be all the shares exchangeable or purchasable under the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the addressed stated below.


Dated:                                     Name
       ----------------------------            ------------------------
                                                    (Print)

Address:
        --------------------------------------------------



                                             -------------------------
                                                    (Signature)